Exhibit 99

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

I, Janet V. Whitehouse, Chairperson, U.S. Benefit Plans Committee of the United States Employees' Sun Advantage Savings and Investment Plan (the "Plan"), hereby certify, to the best of my knowledge, that the Annual Report on Form 11-K/A of the Plan for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition of the Plan.

/s/ Janet V. Whitehouse
Janet V. Whitehouse
Chairperson, U.S. Benefit Plans Committee

June 30, 2003

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 ("Section 906"), and shall not be deemed filed by the Plan for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liability under that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act except to the extent that this certification is expressly incorporated by reference into any such filing. A signed original of this written statement required by Section 906 has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

I, Claude Accum, Member, U.S. Benefit Plans Committee of the United States Employees' Sun Advantage Savings and Investment Plan (the "Plan"), hereby certify, to the best of my knowledge, that the Annual Report on Form 11-K/A of the Plan for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition of the Plan.

/s/ Claude Accum
Claude Accum
Member, U.S. Benefit Plans Committee

June 30, 2003

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 ("Section 906"), and shall not be deemed filed by the Plan for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liability under that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act except to the extent that this certification is expressly incorporated by reference into any such filing. A signed original of this written statement required by Section 906 has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

I, John T. Donnelly, Member, U.S. Benefit Plans Committee of the United States Employees' Sun Advantage Savings and Investment Plan (the "Plan"), hereby certify, to the best of my knowledge, that the Annual Report on Form 11-K/A of the Plan for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition of the Plan.

/s/ John T. Donnelly
John T. Donnelly
Member, U.S. Benefit Plans Committee

June 30, 2003

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 ("Section 906"), and shall not be deemed filed by the Plan for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liability under that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act except to the extent that this certification is expressly incorporated by reference into any such filing. A signed original of this written statement required by Section 906 has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

I, Gregg A. Fradkin, Member, U.S. Benefit Plans Committee of the United States Employees' Sun Advantage Savings and Investment Plan (the "Plan"), hereby certify, to the best of my knowledge, that the Annual Report on Form 11-K/A of the Plan for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition of the Plan.

/s/ Gregg A. Fradkin
Gregg A. Fradkin
Member, U.S. Benefit Plans Committee

June 30, 2003

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 ("Section 906"), and shall not be deemed filed by the Plan for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liability under that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act except to the extent that this certification is expressly incorporated by reference into any such filing. A signed original of this written statement required by Section 906 has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

I, Michael E. Shunney, Member, U.S. Benefit Plans Committee of the United States Employees' Sun Advantage Savings and Investment Plan (the "Plan"), hereby certify, to the best of my knowledge, that the Annual Report on Form 11-K/A of the Plan for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition of the Plan.

/s/ Michael E. Shunney
Michael E. Shunney
Member, U.S. Benefit Plans Committee

June 30, 2003

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 ("Section 906"), and shall not be deemed filed by the Plan for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liability under that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act except to the extent that this certification is expressly incorporated by reference into any such filing. A signed original of this written statement required by Section 906 has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.